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TABLE OF CONTENTS

Exhibit 10.1

SECOND AMENDED AND RESTATED FACILITY LEASE AGREEMENT

DATED AS OF APRIL 1, 2002

BETWEEN

LA QUINTA PROPERTIES, INC.
AS LESSOR

AND

LQC LEASING, LLC
AS LESSEE

TABLE OF CONTENTS

ARTICLE 1	LEASED PROPERTY; TERM; RENT
1.1	Leased Property
1.2	Term
1.3	Rent
ARTICLE 2	DEFINITIONS
2.1	Definitions
ARTICLE 3	ADDRESSES FOR NOTICE
ARTICLE 4	RECONCILIATION
ARTICLE 5	WAIVER OF LEASE DEFAULTS

BASIC LEASE PROVISIONS

        This SECOND AMENDED AND RESTATED FACILITY LEASE AGREEMENT is dated as of April 1, 2002, and is between LA QUINTA PROPERTIES, INC., a Delaware corporation having its principal place of business at 909 Hidden Ridge, Suite 600, Irving, Texas 75038 ("Lessor"), and LQC LEASING, LLC, a Delaware limited liability company (successor in interest to La Quinta Leasing Company f/k/a The La Quinta Company) having its principal office at 909 Hidden Ridge, Suite 600, Irving, Texas 75038 ("Lessee"). This Second Amended and Restated Facility Lease Agreement consists of these Basic Lease Provisions and the Exhibits hereto, including but not limited to the Detailed Lease Provisions (as defined below), which are incorporated herein by reference (collectively, with this Second Amended and Restated Facility Lease Agreement, the "Lease"). Certain capitalized terms used herein are defined in Article 2 herein.

        WHEREAS, Lessor and Lessee entered into two Facility Lease Agreements each dated as of July 17, 1998 (each, an "Original Facility Lease") in which each Original Facility Lease, Lessor leased a portion of the Leased Property (defined below) to Lessee pursuant to the terms thereof, as each was amended and restated in its entirety by that certain Amended and Restated Facility Lease Agreement dated as of October 31, 1998 (each, an "Amended Facility Lease");

        WHEREAS, Lessor and Lessee wish combine each of the Amended Facility Leases into one lease and to amend and restate in its entirety the terms and conditions of thereof as contained herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1

LEASED PROPERTY; TERM; RENT

        1.1    Leased Property.     Upon and subject to the terms and conditions set forth herein and in the Detailed Lease Provisions, the Lessor leases to Lessee and the Lessee rents and leases from the Lessor all of the Lessor's rights and interests in and to the Leased Property.

        1.2    Term.     The term of this Lease shall commence on the Commencement Date and end on the Lease Termination Date (the "Term"); provided, however, that this Lease may be sooner terminated as provided in the Detailed Lease Provisions.

        1.3    Rent.     The Lessee will pay the Lessor rent for the Leased Property upon and subject to the terms and conditions set forth in the Detailed Lease Provisions, including Article 3 thereof.

ARTICLE 2

DEFINITIONS

        2.1    Definitions.     For all purposes of this Lease and the other Lease Documents (as defined in the Detailed Lease Provisions), except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article of the Basic Lease Provisions have the meanings assigned to them in this Article and include the plural as well as the singular.

        Amended Base Rent Commencement Date:    April 1, 2002

        Amended Base Rent:    Forty percent (40%) of the Gross Revenues of the Facilities per Fiscal Quarter.

        Commencement Date:    July 17, 1998

        Current Management Agreement:    shall mean, collectively, those two certain Management Agreements each effective as of July 17, 1998 between The La Quinta Company (now know as La Quinta Leasing Company) and Current Manager, as assigned to Lessee pursuant to that certain Management Agreement Assignment and Assumption Agreement made as of December 17, 2001, as may be further amended, modified or assigned.

        Current Manager:    La Quinta Inns, Inc., a Delaware corporation.

        Detailed Lease Provisions:    The provisions so labeled and attached hereto as EXHIBIT D.

        Existing Lease Defaults:    As defined in Article 5 of these Basic Lease Provisions.

        Facility:    Each of the hotel facilities located as shown on Exhibit A, together with the improvements, buildings, maintenance buildings and equipment, and other property used in connection therewith, as may be modified pursuant to Section 28.16 of the Detailed Lease Provisions.

        Key Executive Officers:    None.

        Land:    The real property described in EXHIBIT A attached hereto, as may be modified pursuant to Section 28.16 of the Detailed Lease Provisions.

        Lease Termination Date:    The fifth anniversary of the Commencement Date.

        Leased Property:    As defined in the Detailed Lease Provisions.

        Lessor Permits:    The permits described in EXHIBIT B attached hereto.

        Permitted Encumbrances:    Those agreements, covenants and Liens to which this Lease is expressly subject (i) that are of record as of the date hereof (except agreements, covenants and Liens relating to obligations for borrowed money) or which may hereafter be created in accordance with the terms hereof and (ii) agreements, covenants and Liens relating to obligations for borrowed money described on EXHIBIT C.

        Primary Intended Use:    The use of the facility as a hotel facility, and such ancillary uses as are permitted by law and may be necessary in connection therewith or incidental thereto, or such other uses as otherwise reasonably approved by Lessor.

        Principal Place of Business:    909 Hidden Ridge, Suite 600, Irving, Texas 75038.

        Related Leases:    Leases entered into as of the date hereof between Lessee and those lessors listed on Schedule 1, attached hereto and made a part hereof.

        Term:    As defined in Section 1.2 of these Basic Lease Provisions.

ARTICLE 3

ADDRESSES FOR NOTICE

        The following addresses are set forth as provided for by Article 23 of the Detailed Lease Provisions.

If to Lessee:	LQC Leasing, LLC 909 Hidden Ridge, Suite 600 Irving, Texas 75038 Attention: President
With copies to:	LQC Leasing, LLC 909 Hidden Ridge, Suite 600 Irving, Texas 75038 Attention: General Counsel
If to Lessor:	La Quinta Properties, Inc. c/o La Quinta Properties, Inc. 909 Hidden Ridge, Suite 600 Irving, Texas 75038 Attention: President
With copies to:	La Quinta Properties, Inc. c/o La Quinta Properties, Inc. 909 Hidden Ridge, Suite 600 Irving, Texas 75038 Attention: General Counsel

ARTICLE 4

RECONCILIATION

        These Basic Lease Provisions shall govern in the event of any inconsistency between these Basic Lease Provisions and any of the Exhibits attached hereto, including the Detailed Lease Provisions, or any other document or instrument executed or delivered pursuant hereto or in connection herewith.

        This Lease supersedes and replaces in its entirety the Amended Facility Lease and any and all prior oral or written understandings between the parties hereto as to matters set forth herein

ARTICLE 5

WAIVER OF LEASE DEFAULTS

        Notwithstanding anything to the contrary contained in this Lease or the other Lease Documents, Lessor and Lessee acknowledge that prior to the date hereof, certain defaults had occurred or were continuing to occur under the Amended Facility Lease (the "Existing Lease Defaults"). Without waiving its rights for any period from and after the date hereof, Lessor hereby waives any and all Existing Lease Defaults of every kind and nature, and hereby acknowledges that after giving effect to this Lease, there are no uncured defaults under this Lease; provided, however, that nothing contained herein shall in any way waive, modify or affect the rights of Lessor against Lessee, or the obligations of Lessee to Lessor, pursuant to that certain Rent Deferral Agreement dated as of January 30, 2002.

LIST OF ATTACHMENTS AND EXHIBITS

EXHIBIT A:	The Land
EXHIBIT B:	Lessor Permits
EXHIBIT C:	Permitted Encumbrances
EXHIBIT D:	Detailed Lease Provisions
SCHEDULE 1:	List of Other Lessors

        IN WITNESS WHEREOF, the parties have caused this Lease to be executed and attested by their respective officers thereunto duly authorized.

WITNESS:	LESSEE:
LQC LEASING, LLC, a Delaware limited liability company

/s/ LESLEIGH BOBOTAS	By:	/s/ DAVID L. REA
Name: Lesleigh Bobotas	Name:	David L. Rea
	Title:	Executive Vice President

WITNESS:	LESSOR:
LA QUINTA PROPERTIES, INC., a Delaware corporation

/s/ LESLEIGH BOBOTAS	By:	/s/ DAVID L. REA
Name: Lesleigh Bobotas	Name:	David L. Rea
	Title:	Executive Vice President

Schedule to Exhibit 10.1

        Pursuant to Item 6 of Form 10-Q and Item 601 of Regulation S-K, the following Seconded Amended and Restated Facility Lease Agreements were also entered into during the quarter and are substantially identical in all material respects except that in each case: (a) the Lessor to each agreement is a different party; and (b) the property to which the Lease pertains, including the any legal encumbrances is different. The additional agreements entered into are as follows:

  1.
  Second Amended and Restated Facility Lease Agreement, dated as of April 1, 2002 between La Quinta Texas Properties, L.P. as Lessor and LQC Leasing, LLC as Lessee

  2.
  Second Amended and Restated Facility Lease Agreement, dated as of April 1, 2002 between La Quinta Development Partners, L.P. as Lessor and LQC Leasing, LLC as Lessee

  3.
  Second Amended and Restated Facility Lease Agreement, dated as of April 1, 2002 between LQM Operating Partners, L.P. as Lessor and LQC Leasing, LLC as Lessee

  4.
  Second Amended and Restated Facility Lease Agreement, dated as of April 1, 2002 between LQ-Baton Rouge Joint Venture as Lessor and LQC Leasing, LLC as Lessee

  5.
  Second Amended and Restated Facility Lease Agreement, dated as of April 1, 2002 between La Quinta Denver-Peoria, Ltd. as Lessor and LQC Leasing, LLC as Lessee

  6.
  Second Amended and Restated Facility Lease Agreement, dated as of April 1, 2002 between LQ Investments I as Lessor and LQC Leasing, LLC as Lessee

  7.
  Second Amended and Restated Facility Lease Agreement, dated as of April 1, 2002 between LQ Investments II as Lessor and LQC Leasing, LLC as Lessee

  8.
  Second Amended and Restated Facility Lease Agreement, dated as of April 1, 2002 between LQ-East Irvine Joint Venture as Lessor and LQC Leasing, LLC as Lessee